May 5, 2006

Supplement

SUPPLEMENT DATED MAY 5, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY PRIME INCOME TRUST
Dated January 5, 2006

The second paragraph in the section of the Prospectus entitled ‘‘Prospectus Summary — Hedging and Risk Management Transactions’’ is hereby deleted and replaced with the following:

Except as described in the Prospectus with respect to certain derivative transactions included under structured products, the Trust may enter into various interest rate hedging and risk management transactions, including interest rate swaps, caps and floor, credit default swaps, financial futures and options, primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust’s portfolio.

The following paragraph is hereby added to the section of the Prospectus entitled ‘‘Investment Objective and Policies’’:

The Trust may invest up to 10% of its total assets in structured notes, credit default swaps or other types of structured investments (referred to collectively as ‘‘structured products’’) to enhance the yield on its portfolio or to increase income available for distribution or for other non-hedging purposes. A structured note is a derivative security that has one or more special features, such as an interest rate based on a spread over an index or a benchmark interest rate, or other reference indicator, that may or may not correlate to the total rate of return on one or more underlying investments (such as Senior Loans) referenced in such notes. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for a payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas the seller of a credit default swap is said to sell protection. When the Trust buys a credit default swap, it is utilizing the swap for hedging purposes similar to other hedging strategies described herein, see also ‘‘Investment Practices — Hedging and Risk Management Transactions.’’ When the Trust sells a credit default swap, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging purposes, and the Trust is subject to the 10% limitation described herein on structured products.

Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk. Structured products where the rate of return is determined by reference to a Senior Loan or Senior Note will be treated as Senior Loan for purposes of the Trust’s policy of normally investing at least 80% of its total assets in Senior Loans.

The fourth sentence of the first paragraph in the section of the Prospectus entitled ‘‘Investment Practices — Hedging and Risk Management Transactions’’ is hereby deleted and replaced with the following:

Except as discussed previously herein with respect to certain derivative instruments included under structured products, the Trust does not intend to engage in such transactions for speculative or other non-hedging purposes. Market conditions will determine whether and in what circumstances the Trust would employ any of the techniques described below.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

38567SPT-04